SECURITIES EXCHANGE AGREEMENT

         SECURITIES EXCHANGE AGREEMENT ("this Agreement") dated as of October 3rd, 2000 by and between BRIGHTON TECHNOLOGIES CORPORATION, a Delaware corporation ("Purchaser"), and the individuals named on Schedule 1.1 hereto that have executed this Agreement (the "Shareholders") being the shareholders of all of the shares of the capital stock of SEEDLING TECHNOLOGY VENTURES INCORPORATED, an Oregon corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Shareholders own all of the outstanding shares (the "Company Shares") of common stock, $.001 par value of the Company (the "Company Common Stock"); and

         WHEREAS, the Shareholders wish to sell and Purchaser desires to purchase the Company Shares pursuant to this Agreement in exchange for shares of the common stock $.001 par value ("Purchaser Stock") of the Purchaser ("Purchaser Shares"); and

         WHEREAS, it is the intention of the parties hereto that, upon consummation of the purchase and sale of the Company Shares pursuant to this Agreement Purchaser shall own all of the outstanding shares of capital stock of the Company;

         NOW, THEREFORE, IT IS AGREED:


                                    ARTICLE 1
                       REPRESENTATIONS OF THE SHAREHOLDERS

         The  Shareholders,   individually,  represent,  warrant  and  agree  as
follows:

         1.1 Ownership of Stock. Such Shareholder is the lawful owner of the number of shares of Company Shares listed opposite the name of such Shareholder in Schedule 1.1 hereto, free and clear of all preemptive or similar rights, liens, encumbrances, restrictions and claims of every kind. Such Shareholder has full legal right, power and authority to enter into this Agreement and to sell, assign, transfer and convey the Company Shares so owned by such Shareholder pursuant to this Agreement and the delivery to Purchaser of the Company Shares by such Shareholder pursuant to the provisions of this Agreement will transfer to Purchaser valid title thereto, free and clear of all liens, encumbrances, restrictions and claims of every kind. Such Shareholder is a resident or incorporated under the laws of the state set forth opposite such Shareholder's name in Schedule 1.1.

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         1.2  Authority  to Execute  and  Perform  Agreement;  No  Breach.  Such
Shareholder has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement, and to sell, assign, transfer and convey the Company Shares owned by such Shareholder and to perform fully their respective obligations hereunder. This Agreement has been duly executed and delivered by such Shareholder and, assuming due execution and delivery by, and enforceability against, Purchaser, constitutes the valid and binding obligation of such Shareholder enforceable in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors, and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). No approval or consent of, or filing with, any governmental or regulatory body, and no approval or consent of, or filing with, any other person is required to be obtained by such Shareholder or in connection with the execution and delivery by such Shareholder of this Agreement and consummation and performance by them of the transactions contemplated hereby, other than as set forth on Schedule 1.2. The execution, delivery and performance of this Agreement by such Shareholder and the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof by such Shareholder will not:

         (a) knowingly violate, conflict with or result in the breach of any of the material terms of, or constitute (or with notice or lapse of time or both would constitute) a material default under, any contract, lease, agreement or other instrument or obligation to which such Shareholder is a party or by or to which any of the properties and assets of such Shareholder may be bound or subject;

         (b) violate any order, judgment, injunction, award or decree of any court, arbitrator, governmental or regulatory body, by which either such Shareholder or the securities, assets, properties or business of such Shareholder is bound; or

         (c)      knowingly violate any statute, law or regulation.

         1.3 Existence and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oregon. The Company has the power to own or lease its properties and assets and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing in Oregon, which is the only jurisdiction in which the character or location of the properties owned or leased by the Company or the nature of the business conducted by the Company makes such qualification necessary. However, the failure to be so qualified or in good standing in any given jurisdiction will not be deemed to be a breach of this
Section 1.3 unless the failure of the Company to be in good standing in any such jurisdiction individually or in all such jurisdictions collectively has or is likely to have a material adverse effect on the Company or on the transactions contemplated herein.

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         1.4  Capital  Stock.  The  Company  has  an  authorized  capitalization consisting of 100,000,000 shares of Common Stock. There are 5,175,000 shares of Common Stock issued and outstanding. All such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth as Schedule 1.4 attached hereto, there are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements, commitments or arrangements of any character providing for the purchase, subscription, issuance or sale of any shares of the capital stock of the Company, other than the sale of the Company Shares as contemplated by this Agreement.

         1.5 Financial  Statements  and No Material  Changes.  Annexed hereto as
Schedule 1.5 are the unaudited consolidated balance sheet of the Company as of September 30, 2000 (the "Financial Statements").

         The Financial Statements were carefully prepared from the books and records of the Company, and although the Financial Statements are not audited and do not contain the footnotes which would be required in audited financial statements, present fairly the financial position, assets and liabilities of the Company and the results of its operations, for the respective periods indicated and reflect all necessary accruals, all in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis. The Financial Statements contain all adjustments (consisting of only normal recurring accruals) required to be made by GAAP.

         Since September 30, 2000 (the "Balance Sheet Date") there has been (a) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or act of God or other public force or otherwise and (b) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company and to the best knowledge, information and belief of the Shareholders, no fact or condition exists or is contemplated or threatened which might cause such a change in the future.

         1.6 Books and Records. The corporate materials supplied to the Purchaser are true, correct and complete in all material respects.

         1.7 Title to Properties; Encumbrances.

         (a) Except as set forth on Schedule 1.7 attached hereto, the Company has valid and marketable title to (a) all of its properties and assets (real and personal, tangible and intangible), including, without limitation, all of the properties and assets reflected in the balance sheet included as part of the Financial Statements, except as indicated in the Schedules hereto; and (b) all of the properties and assets purchased by the Company since the Balance Sheet Date all of which purchases as of a date not more than two days prior to the date of this Agreement, have been set forth on Schedule
                  1.7 attached  hereto;  in each case subject to no encumbrance,

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                  lien,  charge or other  restriction  of any kind or character, except for (i) liens reflected in the balance sheet, included as part of the Financial Statements; (ii) liens consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of real property or irregularities in title thereto which do not materially detract from the value of, or impair the use of, such property by the Company in the operation of its business; (iii) liens for current taxes, assessments or governmental charges or levies on property not yet due and delinquent; and (iv) liens described on Schedule 1.7 attached hereto (liens of the type described in clause (i), (ii) and (iii) above are hereinafter sometimes referred to as "Permitted Liens").

         (b) The rights, properties and other assets presently owned, leased or licensed, by the Company reflected on the balance sheet included in the Financial Statements or acquired since the Balance Sheet Date include all rights, properties and other assets necessary to permit the Company to conduct its business in the same manner as its business has heretofore been conducted. All such properties and assets owned or leased by the Company are in satisfactory condition and repair, other than ordinary wear and tear.

                  To the Shareholders' knowledge, no structure or improvement on the real property leased by the Company, whether now existing or intended to be constructed pursuant to existing plans and specifications, violates, or if completed would violate, any applicable zoning or building regulations or ordinances or similar federal, state or municipal law.

                  With  respect  to  the  real  property  and   structures   and
                  improvements, whether now existing, under construction or intended to be constructed pursuant to existing plans and specifications, the Company has all governmental permits, approvals, consents or similar authorizations necessary to own or lease, construct and operate its properties, each of which are listed on Schedule 1.7(b). Such governmental permits, approvals, consents or similar authorizations will remain in effect or, if due to expire by its terms, the Shareholders have no reason to believe that they will not be renewable in accordance with their terms.

                  To the Shareholders' knowledge, no violations of any easements or restrictions relating to the real property exist.

                  To the Shareholders' knowledge, no material structural defects in any of the buildings or other improvements erected on the leased real property exist.

         1.8 Leases. Schedule 1.8 attached hereto, contains an accurate and complete list and description of the terms of all leases to which the Company is a party (as lessee or lessor). Each lease set forth on Schedule 1.8 (or required to be set forth on Schedule 1.8) is in full force and effect; all rents and additional rents due to date on each such lease have been paid; in each case, the lessee has been in peaceable possession since the commencement of the

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original  term of such  lease and is not in  default  thereunder  and no waiver, indulgence or postponement of the lessee's obligations thereunder has been granted by the lessor; and there exists no event of default or event, occurrence, condition or act (including the consummation of the transactions contemplated hereby) which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default under such lease. The Company has not violated any of the terms or conditions under any such lease in any material respect. The property leased by the Company is in a state of good maintenance and repair and is adequate and suitable for the purposes for which it is presently being used.

         1.9 Material Contracts. Except as set forth on Schedule 1.9 attached hereto, the Company is not bound by:

         (a)      any  agreement,   contract  or  commitment   relating  to  the
                  employment of any person by the Company, or any bonus, deferred compensation, pension, profit sharing, stock option, employee stock purchase, retirement or other employee benefit plan;

         (b) any agreement, indenture or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of its capital stock;

         (c) any loan or advance to, or investment in, any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or other entity (each a "Person") or any agreement, contract or commitment relating to the making of any such loan, advance or investment;

         (d) any guarantee or other contingent liability in respect of any indebtedness or obligation of any Person (other than the endorsement of negotiable instruments for collection in the ordinary course of business);

         (e) any management service, consulting or any other similar type contract;

         (f) any agreement, contract or commitment limiting the freedom of the Company or any subsidiary to engage in any line of business or to compete with any Person;

         (g) any agreement, contract or commitment not entered into in the ordinary course of business which involves $25,000 or more and is not cancelable without penalty or premium within 30 days; or

         (h) any agreement, contract or commitment which might reasonably be expected to have a potential adverse impact on the business or operations of the Company; or

         (i) any agreement, contract or commitment not reflected in the Financial Statement under which the Company is obligated to make cash payments of, or deliver products or render services with a value greater than $10,000 individually or $30,000 in

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                  the  aggregate,  or  receive  cash  payments  of,  or  receive products or services with a value greater than $10,000 individually or $30,000 in the aggregate, and any other agreement, contract or commitment which is material to the conduct of the business of the Company.

         Each contract or agreement set forth on Schedule 1.9 (or not required to be set forth on Schedule 1.9) is in full force and effect and there exists no default or event of default or event, occurrence, condition or act (including the consummation of the transactions contemplated hereby) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default thereunder. The Company has not violated any of the terms or conditions of any contract or agreement set forth on Schedule 1.9 (or not required to be set forth on Schedule 1.9) in any material respect, and, to the knowledge, of the Shareholders, all of the covenants to be performed by any other party thereto have been fully performed. Except as set forth on Schedule 1.9, the consummation of the transactions contemplated hereby does not constitute an event of default (or an event, which with notice or the lapse of time or both would constitute a default) under any such contract or agreement.

         1.10 Restrictive Documents.

         (a) Except as set forth on Schedule 1.10 attached hereto, the Company is not subject to, or a party to, any charter, by-law, mortgage, lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, which could materially adversely affect the business practices, operations or condition of the Company or any of its assets or property, or which would prevent consummation of the transactions contemplated by this Agreement, or the continued operation of the Company's business after the date hereof or the Closing Date (as hereinafter defined) on substantially the same basis as heretofore operated or which would restrict the ability of the Company to acquire any property or conduct business in any area.

         (b) Except as set forth on Schedule 1.10 attached hereto, each Shareholder represents that they individually are not subject to, or a party to, any charter, by-law, mortgage, lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, or which would prevent consummation of the transactions contemplated by this Agreement, compliance by such Shareholder with the terms, conditions and provisions or which would restrict the ability of the Company to acquire any property or conduct business in any area.

         1.11 Litigation. Except as set forth on Schedule 1.11 attached hereto, there is no action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding by or before (or to the knowledge of the Shareholders any investigation by) any governmental or other instrumentality or agency, pending, or, to the knowledge of the Shareholders, threatened, against or affecting the Company, or any of its properties or rights, other than such items which are insignificant and immaterial and which do not adversely affect
(i) the right or ability of the Company to carry on  business as now  conducted;

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(ii) the  condition,  whether  financial  or  otherwise,  or  properties  of the
Company; or (iii) the consummation of the transactions contemplated hereby. To the knowledge of the Shareholders there is no valid basis for any such action, proceeding or investigation. To the knowledge of the Shareholders there are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal by which either the Company, or any officer, director or employee of the Company, or the securities, assets, properties or business of any of them is bound, other than any such items which are insignificant and immaterial and which do not and will not adversely affect (i) the right of the Company to carry on its business as now
conducted  and  as  proposed  to  be  conducted  by  the  Purchaser   after  the
consummation of the transactions contemplated by this Agreement; (ii) the condition, whether financial or otherwise, of properties of the Company; or
(iii) the consummation of the transactions contemplated hereby.

         1.12 Taxes. Except as set forth on Schedule 1.12, the Company and every member of the consolidated group of which the Company is a part has filed or caused to be filed, within the times and within the manner prescribed by law, all federal, state, local and foreign tax returns and tax reports which are required to be filed by, or with respect to, the Company. Such returns and reports reflect accurately all known liability for taxes of the Company for the periods covered thereby. Except as set forth on Schedule 1.12, all federal, state, local and foreign income, profits, franchise, employment, sales, use, occupancy, excise and other taxes and assessments, stock and transfer taxes (including interest and penalties) payable by, or shown to be due from, the Company and any member of the consolidated group of which the Company is a part, have been fully paid and fully provided for in the books and financial statements of the Company. To the knowledge of the Shareholders, no examination of any tax return of the Company or any member of a consolidated group of which the Company is a part, is currently in progress. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of the Company.

         1.13     Reserved.

         1.14     Intellectual Properties.

         (a) Since its formation, to the Shareholders' knowledge, the business of the Company has not utilized any Intellectual Property (as hereinafter defined) except that which is listed on Schedule 1.14 and rights granted to the Company pursuant to the assignment and other ownership rights obtained by common laws and work for hire employment agreements listed on
                  Schedule 1.14. Except as otherwise set forth on Schedule 1.14, to the knowledge of the Shareholders, the Company owns all right, title and interest in the Intellectual Property listed on Schedule 1.14 including, without limitation, the rights to use and license the same. Each item of Intellectual Property listed on Schedule 1.14 has been duly registered with, filed in, or issued by the appropriate domestic or foreign governmental agency, to the extent required, and each such registration, filing and issuance remains in full force and effect. Except as set forth on Schedule 1.14, no claim adverse to the interests of the Company in the Intellectual Property

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                  or  agreements  listed on Schedule  1.14 has been made. To the
                  knowledge  of  the  Shareholders,   no  such  claim  has  been
                  threatened or asserted, and no basis exists for any such claim. To the knowledge of the Shareholders, no Person has infringed or otherwise violated the rights of the Company in any of the Intellectual Property or agreements listed on
                  Schedule 1.14. Except as set forth on Schedule 1.14, no litigation is pending wherein the Company is accused of infringing or otherwise violating Intellectual Property rights of others, or of breaching a contract conveying rights under Intellectual Property. To the knowledge of the Shareholders, no such claim has been asserted or threatened against the Company, nor is the Company or any Shareholder aware of any facts that would give rise to such a claim. For purposes of this Section 1.14, "Intellectual Property" means domestic and
                  foreign   patents,   patent   applications,   registered   and
                  unregistered trade marks and service marks, trade names, registered and unregistered copyrights, computer programs, data bases, trade secrets, proprietary information, web sites, web pages, domain names, and links. The Shareholders will assign any Intellectual Property owned by them and used in the Company's Business to the Company. To the knowledge of the Shareholders, the operation of the business of the Company requires no rights under Intellectual Property (as hereinafter defined) other than rights under the Intellectual Property listed on Schedule 1.14 attached hereto, and rights granted to the Company pursuant to agreements listed on Schedule 1.14.

         (b) To the knowledge of the Shareholders, the Company has, at all times, complied with all laws and regulations which relate to the provision of e-commerce, content, information, or other products or services over the World Wide Web.

         1.15 Compliance with Laws. To the knowledge of the Shareholders, neither the Company, nor to the knowledge of the Shareholders, any officer, director or employee of the Company, is in violation of any applicable order, judgment, injunction, award or decree, related to, arising out of or affecting the business or operations of the Company or its properties or assets. To the knowledge of the Shareholders, neither the Company, nor any officer, director or employee of the Company is in violation of any federal, state, local or foreign law, ordinance, regulation or any other requirement of any governmental or regulatory body, court or arbitrator (including, without limitation, laws relating to the environment and OSHA and the Americans with Disabilities Act) other than insignificant or immaterial violations which do not and will not adversely affect (i) the Company's business or property; (ii) the business proposed to be conducted by the Purchaser after the consummation of the transactions contemplated by this Agreement; or (iii) the consummation of the transactions contemplated by this Agreement. To the knowledge of the
Shareholders, each permit, license, order or approval of any governmental or regulatory body or other applicable authority ("Permits") that is material to the conduct of the Company's business is in full force and effect, no violations are or have been recorded in respect of any permit and no proceeding is pending or, to the knowledge of the Shareholders, threatened, to revoke or limit any Permit, which revocation or limitation could have an adverse effect on the Company's business or property or the business to be conducted by the Purchaser after the consummation of the transactions contemplated by this Agreement.
Schedule  1.15  contains a list of all Permits.  Except as set forth on Schedule

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1.15,  no  approval or consent of any person is needed in order that the Permits continue in full force and effect following the consummation of the transactions contemplated by this Agreement.

         1.16 Employment Relations. The Company is in compliance with all Federal, state or other applicable laws, domestic or foreign, respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not and is not engaged in any unfair labor practice.

         1.17 Employee Benefit Plans. The Company has no employee welfare benefit plan (an "Employee Welfare Plan"), as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         1.18  Interests  in  Clients,  Suppliers,  Etc.  Except as set forth on
Schedule 1.18 attached hereto, no Shareholder nor any officer or director of the Company possesses, directly or indirectly, any financial interest in, or is a director, officer or employee of, any corporation, firm, association or business organization which is a client, supplier, customer, lessor, lessee, or competitor or potential competitor of the Company. Ownership of securities of a company whose securities are registered under the Securities Exchange Act of 1934, as amended, not in excess of 1% of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 1.18.

         1.19 Bank Accounts and Powers of Attorney. Set forth on Schedule 1.19 attached hereto is an accurate and complete list showing (a) the name and address of each bank in which the Company has an account or safe deposit box, the number of any such account or any such box and the names of all persons authorized to draw thereon or to have access thereto; (b) the names of all persons, if any, holding powers of attorney from the Company and a summary statement of the terms thereof.

         1.20 Reserved.

         1.21 Securities Matters. Each Shareholder hereby represents, warrants and covenants to the Purchaser, as follows:

         (a) Such Shareholder understands that the Purchaser Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities act in reliance on exemptions therefrom.

         (b) The Purchaser Shares are being acquired solely for such Shareholder's own account, for investment and are not being acquired with a view to or for the resale, distribution, subdivision or fractionalization thereof, the Shareholder has no present plans to enter into any such contract, undertaking, agreement or arrangement and such Shareholder further understands that the Purchaser Shares, may only be resold pursuant to a registration statement under the Securities Act, or pursuant to some other available exemption;

         (c) The Shareholder is an "accredited investor" as that term is defined in Regulation D of the Securities Act and through its officers and directors has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and the risks of its investment in the Purchaser Shares and is able to bear the economic risk of its investment in the Purchaser Shares;

         (d) Such Shareholder acknowledges, in connection with the purchase of the Purchaser Shares, that no representation has been made by representatives of the Purchaser regarding its business, assets or prospects other than that set forth herein and that it is relying upon the information set forth in the filings made by Purchaser pursuant to Section 13 of the Securities Exchange Act of 1934, as amended and such other representations and warranties as set forth in this Agreement.

         (e) Such Shareholder agrees that the certificate or certificates representing the Purchaser Shares will be inscribed with substantially the following legend:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933. The securities have been acquired for investment and may not be sold, transferred assigned in the absence of an effective registration statement for these securities under the Securities Act of 1933 or an opinion of Purchaser's counsel that registration is not required under said Act."

         1.22 Certain Business Practices. No officer, director, shareholder, employee, agent or other representative of the Company, or any person acting on behalf of the Company has directly or indirectly, within the past five years, given or agreed to give any illegal, unethical or improper gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the Company or assist the Company in connection with an actual or proposed transaction.

         1.23 Subsidiaries. The Company has no subsidiaries.

         1.24 Disclosure. Neither this Agreement, nor the Financial Statements referred to in Section 1.5 hereof, any Schedule, Exhibit or certificate attached hereto or delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by or on behalf of the Shareholders or by or on behalf of any of the Company's directors or officers in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. To the knowledge of the Shareholders, there is no fact known to the Shareholders which could materially and adversely affect the business, prospects or financial condition of the Company or its properties or assets, which has not been set forth in this Agreement, the Financial Statements referred to in
Section 1.5 hereof (including the footnotes thereto), any Schedule, Exhibit or certificate attached hereto or delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by or on behalf of the Company or by or on behalf of any of the Company's directors or officers in connection with the transactions contemplated by this Agreement.

         1.25 Broker's or Finder's Fees. No agent, broker, person or firm acting on behalf of the Company or the Shareholders is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated by this Agreement.

         1.26 Copies of Documents. The Shareholders have caused to be made available for inspection and copying by the Purchaser and its advisers, true, complete and correct copies of all documents referred to in this Article 1 or in any Schedule attached hereto.

                                    ARTICLE 2
                        REPRESENTATIONS OF THE PURCHASER

         The Purchaser represents, warrants and agrees as follows:

         2.1 Organization and Corporate Power. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon the Purchaser. The Purchaser has all requisite corporate power and authority to conduct its business as now being conducted. The
Purchaser's Articles of Incorporation as amended to date, certified by the Secretary of State of Delaware, and the By-laws of the Purchaser as amended to date, certified by the President and the Secretary of the Purchaser, which have been delivered to the Shareholders prior to the execution hereof, are true and complete copies thereof as in effect as of the date hereof.

         2.2 Authorization. The Purchaser has full power, legal capacity and authority to enter into this Agreement, to execute all attendant documents and instruments necessary to consummate the transaction herein contemplated, and to issue and sell the Purchaser Shares to the Shareholders, and to perform all of its obligations hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith have been effectively authorized by all necessary action, corporate or otherwise, on the part of the Purchaser, which authorizations remain in full force and effect, have been duly executed and delivered by the Purchaser, and no other corporate proceedings on the part of the Purchaser are required to authorize this Agreement and the transactions contemplated hereby, except as specifically set forth herein. This Agreement constitutes the legal, valid and binding obligation of the Purchaser and is enforceable with respect to the Purchaser in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws of court decisions relating to or affecting generally the enforcements of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, nor the consummation by the Purchaser of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a breach or, violation of, or default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of its charter documents) to which the Purchaser is a party or by which the Purchaser or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or properties of the Purchaser. No authorization, consent or approval of any public body of authority or any third party is necessary for the consummation by the Purchaser of the transactions contemplated by this Agreement.

         2.3 Capitalization. Purchaser has an authorized capitalization consisting of 100,000,000 shares of Common Stock, of which 6,879,656 shares are issued and outstanding and 93,120,344 shares of Common Stock are held in Purchaser's treasury and 5,000,000 shares of Preferred Stock, of which 0 shares are issued and outstanding and 5,000,000 shares of Preferred Stock are held in Purchaser's treasury. All such outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth on
Schedule 2.3 attached hereto, there are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements, commitments or arrangements of any character providing for the purchase, subscription, issuance or sale of any shares of the capital stock of Purchaser, other than the exchange of Purchaser Shares as contemplated by this Agreement.

         2.4 Financial  Statements  and No Material  Changes.  Annexed hereto as
Schedule 2.4 are the audited financial statements of Purchaser (the "Purchaser's Financial Statements") for the period ended December 31, 1999.

         (a) The Purchaser's Financial Statements are complete in material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Purchaser's Financial
                  Statements accurately set out and describe the financial condition and operating results of the Purchaser as of the dates, and for the periods indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Purchaser's Financial Statements, the Purchaser has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Purchaser's Financial Statements. The Purchaser maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

         (b) Except as set forth in Schedule 2.4, since December 31, 1999 there has been (i) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of Purchaser whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or act of God or other public force or otherwise and (ii) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of Purchaser and to the best knowledge, information and belief of Purchaser, no fact or condition exists or is contemplated or threatened which might cause such a change in the future.

         2.5 Subsidiaries. The Purchaser has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever except set forth in Schedule 2.5.

         2.6. Absence of Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the most recent balance sheet included in the Purchaser's Financial Statements, the Purchaser has no liability(s) or obligation(s) (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, properties, condition (financial or otherwise) or prospects of the Purchaser. Except as disclosed on Schedule 2.6 hereto, there are no material changes in the business of the Purchaser.

         2.7 No Pending Material Litigation or Proceedings. Except as set forth on Schedule 2.7, there are no actions, suits or proceedings pending or, to the best of the Purchaser's knowledge, threatened against or affecting the Purchaser (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors of the Purchaser in connection with the business, operations or affairs of the Purchaser, which might result in any adverse change in the business, properties or assets, or in the condition (financial or otherwise) of the Purchaser, or which might prevent the sale of the transactions contemplated by this Agreement.

         2.8 Disclosure. Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to the Shareholders by the Purchaser in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

         2.9 Tax Returns and Payments. Except as otherwise reflected in the Purchaser's Financial Statements, Purchaser has timely filed or caused to be timely filed (including allowable extensions) all material federal, state, local, foreign and other tax returns for income taxes, sales taxes, withholding taxes, employment taxes, property taxes, franchise taxes and all other taxes of every kind whatsoever which are required by law to have been filed. Except as otherwise reflected in the Purchaser's Financial Statements, Purchaser has paid or caused to be paid all taxes, assessments, fees, penalties and other governmental charges which were shown to be due pursuant to said returns and all other taxes, assessments, fees, penalties and other governmental charges which have become due and payable on said returns. The provisions for income and other taxes reflected in the Purchaser's Financial Statements make adequate provision for all accrued and unpaid taxes of Purchaser, whether or not disputed, and Purchaser has made and will continue to make adequate provision for such taxes on its books and records. Except as otherwise reflected in the Purchaser's Financial Statements, Purchaser is not party to any action or proceeding pending or threatened by any governmental authority for assessment or collection of taxes; no unresolved claim for assessment or collection of such taxes has been asserted against Purchaser, and no audit or investigation by state or local government authorities is under way. Purchaser will make available for review by the Shareholders or their representatives copies of the federal income and state franchise tax returns of Purchaser as may be requested.

         2.10 Compliance with Law and Government Regulations. The Purchaser is in compliance with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standards, whether mandatory or voluntary, imposed by the United States of America, any state, county, municipality or agency of any thereof, and any foreign country or government to which the Purchaser is subject. Except as set forth on Schedule 2.10, without limiting the generality of the foregoing, the Purchaser has filed all reports and statements required to be filed pursuant to the Securities Act of 1933 (the "1933 Act") and Securities Exchange Act of 1934 (the "1934 Act") including all periodic reports required under the Section 13 or 15 of the Exchange Act. Each of such reports was complete, did not contain any material misstatement of or omit to state any material fact.

         2.11 Broker's or Finder's Fees. No agent, broker, person or firm acting on behalf of the Purchaser is, or will be, entitled to any commission or broker's or finder's fees from the Shareholders or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

         2.12 Books and Records. The minute books of Purchaser, all the contents of which have been previously made available to the Shareholders and their representatives, contain accurate records of all meetings of, and corporate action taken by (including action taken by written consent) the shareholders and Board of Directors of Purchaser. Except as set forth on Schedule 2.12 attached hereto, Purchaser does not have any of its respective records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Purchaser.

         2.13 Title to Properties; Encumbrances.

         (a) Except as set forth on Schedule 2.13 attached hereto, Purchaser has good, valid and marketable title to (a) all of its properties and assets (real and personal, tangible and intangible), including, without limitation, all of the properties and assets reflected in the balance sheet included as part of the Purchaser's Financial Statements, except as indicated in the Schedules hereto; and (b) all of the properties and assets purchased by Purchaser since the date of the Purchaser's Financial Statements all of which purchases as of a date not more than two days prior to the date of this Agreement, have been set forth on Schedule 2.13 attached hereto; in each case subject to no encumbrance, lien, charge or other restriction of any kind or character, except for (i) liens reflected in the balance sheet, included as part of the Purchaser's Financial Statements; (ii) liens consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of real property or irregularities in title thereto which do not materially detract from the value of, or impair the use of, such property by Purchaser in the operation of its business; (iii) liens for current taxes, assessments or governmental charges or levies on property not yet due and delinquent; and (iv) liens described on Schedule 2.13 attached hereto (liens of the type described in clause (i), (ii) and (iii) above are hereinafter sometimes referred to as "Permitted Liens").

         (b)      The  rights,  properties  and other  assets  presently  owned, leased or  licensed,  by  Purchaser  reflected  on the balance sheet included in the Purchaser's Financial Statements or acquired since the date of the Purchaser's Financial Statement include all rights, properties and other assets necessary to permit Purchaser to conduct its business in the same manner as its business has heretofore been conducted. All such properties and assets owned or leased by Purchaser are in satisfactory condition and repair, other than ordinary wear and tear.

                  No structure or improvement on the real property leased by Purchaser, whether now existing or intended to be constructed pursuant to existing plans and specifications, violates, or if completed would violate, any applicable zoning or building regulations or ordinances or similar federal, state or municipal law.

         2.14 Leases. Schedule 2.14 attached hereto, contains an accurate and complete list and description of the terms of all leases to which either Purchaser or any of its subsidiaries is a party (as lessee or lessor). Each lease set forth on Schedule 2.14 (or required to be set forth on Schedule 2.14) is in full force and effect; all rents and additional rents due to date on each such lease have been paid; in each case, the lessee has been in peaceable possession since the commencement of the original term of such lease and is not in default thereunder and no waiver, indulgence or postponement of the lessee's obligations thereunder has been granted by the lessor; and there exists no event of default or event, occurrence, condition or act (including the consummation of the transactions contemplated hereby) which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default under such lease. Neither Purchaser nor any of its subsidiaries has violated any of the terms or conditions under any such lease in any material respect, and, to the best knowledge, information and belief of Purchaser, all of the covenants to be performed by any other party under any such lease have been fully performed. The property leased by Purchaser or any of its subsidiaries is in a state of good maintenance and repair and is adequate and suitable for the purposes for which it is presently being used.

         2.15 Material Contracts. Except as set forth on Schedule 2.15 attached hereto, neither Purchaser or its subsidiaries has nor is bound by:

         (a) any agreement, contract or commitment relating to the employment of any person by Purchaser or its subsidiaries, or any bonus, deferred compensation, pension, profit sharing, stock option, employee stock purchase, retirement or other employee benefit plan;

         (b) any agreement, indenture or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of its capital stock;

         (c) any loan or advance to, or investment in, any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or other entity (each a "Person") or any agreement, contract or commitment relating to the making of any such loan, advance or investment;

         (d) any guarantee or other contingent liability in respect of any indebtedness or obligation of any Person (other than the endorsement of negotiable instruments for collection in the ordinary course of business);

         (e) any management service, consulting or any other similar type contract;

         (f) any agreement, contract or commitment limiting the freedom of Purchaser or any subsidiary to engage in any line of business or to compete with any Person;

         (g) any agreement, contract or commitment not entered into in the ordinary course of business which involves $25,000 or more and is not cancelable without penalty or premium within 30 days; or

         (h) any agreement, contract or commitment which might reasonably be expected to have a potential adverse impact on the business or operations of Purchaser or any subsidiary; or

         (i) any agreement, contract or commitment not reflected in the Purchaser's Financial Statement under which Purchaser or any subsidiary is obligated to make cash payments of, or deliver products or render services with a value greater than $25,000 individually or $100,000 in the aggregate, or receive cash payments of, or receive products or services with a value greater than $25,000 individually or $100,000 in the aggregate, and any other agreement, contract or commitment which is material to the conduct of the business of Purchaser.

         Each contract or agreement set forth on Schedule 2.15 (or not required to be set forth on Schedule 2.15) is in full force and effect and there exists no default or event of default or event, occurrence, condition or act (including the consummation of the transactions contemplated hereby) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default thereunder. Neither Purchaser or any subsidiary has violated any of the terms or conditions of any contract or agreement set forth on Schedule 2.15 (or not required to be set forth on Schedule 2.15) in any material respect, and, to the best knowledge, information and belief of Purchaser, all of the covenants to be performed by any other party thereto have been fully performed. Except as set forth on Schedule 2.15, the consummation of the transactions contemplated hereby does not constitute an event of default (or an event, which with notice or the lapse of time or both would constitute a default) under any such contract or agreement.

         2.16 Restrictive Documents. Other than as set forth on Schedule 2.16 attached hereto, neither Purchaser or any subsidiary, is subject to, or a party to, any charter, by-law, mortgage, lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, which could materially adversely affect the business practices, operations or condition of Purchaser or any of its assets or property ("Purchaser's Property", which for the purposes of this Agreement includes the assets and property of all of Purchaser's subsidiaries), or which would prevent consummation of the transactions contemplated by this Agreement, or the continued operation of "Purchaser's Business" after the date hereof or the Closing Date (as hereinafter defined) on substantially the same basis as heretofore operated or which would restrict the ability of Purchaser to conduct business in any area.

         2.17 Liabilities. Except as set forth on Schedule 2.17, Purchaser on a consolidated basis has no outstanding claims, liabilities or indebtedness, contingent or otherwise, which are not properly reflected in the Purchaser's Financial Statements in a manner consistently with past practice, other than liabilities incurred subsequent to the Purchaser's Financial Statement date in the ordinary course of business not exceeding $25,000 individually or $100,000 in the aggregate; the reserves reflected in the Financial Statements are adequate, appropriate and reasonable. Purchaser is not in default in respect of the terms or conditions of any indebtedness.

         2.18 Compliance with Laws. Neither Purchaser nor any of its subsidiaries, nor to the knowledge of Purchaser, any officer, director or employee of Purchaser or any of its subsidiaries is in violation of any applicable order, judgment, injunction, award or decree, related to, arising out of or affecting the business or operations of Purchaser or any of its subsidiaries or their respective properties or assets. Neither Purchaser nor any of its subsidiaries, nor to the knowledge of Purchaser, any officer, director or employee of either Purchaser or any of its subsidiaries is in violation of any federal, state, local or foreign law, ordinance, regulation or any other requirement of any governmental or regulatory body, court or arbitrator
(including, without limitation, laws relating to the environment and OSHA and the Americans with Disabilities Act) other than insignificant or immaterial violations which do not and will not adversely affect (i) Purchaser's Business or Property; (ii) the business proposed to be conducted by the Shareholders after the consummation of the transactions contemplated by this Agreement; or
(iii) the consummation of the transactions contemplated by this Agreement. Each permit, license, order or approval of any governmental or regulatory body or other applicable authority ("Permits") that is material to the conduct of Purchaser's Business is in full force and effect, no violations are or have been recorded in respect of any permit and no proceeding is pending or, to the knowledge of Purchaser, threatened, to revoke or limit any Permit, which revocation or limitation could have an adverse effect on Purchaser's Business or Property or the business to be conducted by Purchaser after the consummation of the transactions contemplated by this Agreement. Schedule 2.18 contains a list of all Permits. Except as set forth on Schedule 2.18, no approval or consent of any person is needed in order that the Permits continue in full force and effect following the consummation of the transactions contemplated by this Agreement.

         2.19 Employment Relations.

         (a) Purchaser and each of its subsidiaries is in compliance with all Federal, state or other applicable laws, domestic or foreign, respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not and is not engaged in any unfair labor practice;

         (b) no unfair labor practice complaint against Purchaser or any of its subsidiaries is currently pending before the National Labor Relations Board nor has such a complaint been pending in the last two years;

         (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against or involving Purchaser or any of its subsidiaries nor has one existed during the last two years;

         (d) no representation question exists respecting the employees of Purchaser or any of its subsidiaries;

         (e) no grievance which might have an adverse effect upon Purchaser or any of its subsidiaries or the conduct of Purchaser's Business exists, no arbitration proceeding arising out of or under any collective bargaining agreement is pending and no claim therefor has been asserted;

         (f) Neither Purchaser nor any of its subsidiaries is a party to, nor does there otherwise exist, any union, collective bargaining agreement or similar agreement with respect to the employees of Purchaser or any of its subsidiaries and no collective bargaining agreement or similar agreement is currently being negotiated by Purchaser or any of its subsidiaries; and

         (g) Neither Purchaser nor any of its subsidiaries has experienced any labor difficulty during the last two years. There has not been any adverse change in relations with employees of
                  Purchaser or any of its subsidiaries as a result of any announcement of the transactions contemplated by this Agreement.

         2.20 Employee Benefit Plans.

         (a) Schedule 2.20 contains a complete list, as of August 31, 2000, of all employees, including their names, birthdates, job titles, base salaries and dates of hire. Schedule 2.20 contains a true and complete list and accurate description of each employee welfare benefit plan (an "Employee Welfare Plan"), as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained currently or at any time by Purchaser or any other organization which as of the Closing Date is a member of a controlled group of organizations within the meaning of
                  Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, (the "Code"), of which Purchaser is a member (an "ERISA Affiliate"), or to which Purchaser or any ERISA Affiliate contributes or is required to contribute or contributed or was required to contribute at any time.
                  Schedule 2.20 contains a true and complete list and accurate description of each employee pension benefit plan, as defined in Section 3(2) of ERISA (an "Employee Pension Plan"), maintained currently or at any time by the Shareholders or any ERISA affiliate or to which Purchaser or any ERISA Affiliate contributes or is required to contribute or contributed or was required to contribute at any time. The Employee Welfare Plans, the Employee Pension Plans and the other plans listed on Schedule 2.20 are collectively referred to herein as the "Plans." Neither Purchaser nor any ERISA Affiliate has maintained at any time, nor does it contribute to or has it contributed to or is or was required to contribute to: (i) any multi-employer plan (as defined in Section 3(37) of ERISA); or
                  (ii) any funded or unfunded medical, health or life insurance plans or arrangements for current or future retirees or terminated employees.

         (b) With respect to each current Plan, the Shareholders have been provided heretofore with true and complete copies of: (i) all Plan documents and all documents or instruments establishing or constituting any related trust, annuity contract or other funding instrument, and any amendments thereto; (ii) the most recent determination letter received from the IRS; (iii) the most recent financial statement; (iv) the most recent IRS Form 5500; and (v) written descriptions of all non-written agreements relating to the Plans. All current Plans, all Plan documents and all documents or instruments establishing or constituting any related trust, annuity contract or other funding instrument, and any amendments thereto, comply in all material respects with the provisions of ERISA and the Code and applicable laws, rules and regulations. All necessary governmental approvals for all current Plans have been obtained and favorable determinations as to the qualification under the Code of each of the current Plans, and for any Code
                  Section 501(c)(9) trust maintained in connection with any current Employee Welfare Plan, and each amendment thereto, have been made by the IRS, or have been applied for and no event has occurred and no facts or circumstances exist that may cause the loss of any such qualification or may cause any such application to be denied.

         (c) Except as set forth on Schedule 2.20, the administration of all Plans has been consistent with, and in compliance in all material respects with, applicable requirements of the Code and ERISA, including, without limitation, compliance on a timely basis with all requirements for reporting, disclosure and requirements for the continuation of group health insurance. Neither Purchaser, any ERISA Affiliate nor any Plan fiduciary (as defined in Section 3(21) of ERISA), with respect to any Plan, has engaged in any transaction or acted or failed to act in any manner that violates Section 404 or 406 of ERISA or engaged in any prohibited transaction (as defined in
                  Section 4975(c)(1) of the Code) for which there exists neither a statutory nor regulatory exemption or for which an exemption has not been obtained. All obligations required to be performed by Purchaser or any ERISA Affiliate under each Plan have been performed, and Purchaser is not in violation of the terms of any Plan, nor does Purchaser have any knowledge of any existing violation by any other party of any term or requirement of or applicable to any current Plan. All contributions required by law to have been made under any Plan, or to any trusts or funds established thereunder or in connection therewith, have been made by the due dates thereof (including any valid extensions).

         (d) No claims, suits or other proceedings are pending or threatened, and no facts or circumstances exist that could provide a basis for any such claim, suit or other proceeding, by Purchaser' or any ERISA Affiliate's current or former employees, any participant (as defined in Section 3(7) of ERISA) to any Plan maintained at any time by Purchaser or any ERISA Affiliate to which Purchaser contributes or has contributed or is or was required to contribute, any fiduciary of any Plan, any beneficiary (as defined in Section 3(8) of ERISA) of any such person or by any governmental body, agency or instrumentality thereof relating to or affecting any Plan, other than usual and ordinary claims for benefits by eligible persons. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute: (i) a termination of employment or other event entitling any person to any additional or other benefits, or that would otherwise modify any benefits or the vesting of any benefits, under any Plan maintained at any time by Purchaser or any ERISA affiliate, or to which Purchaser or any ERISA Affiliate contributes or has contributed or is or was required to contribute; or (ii) a violation of Section 404 or 406 of ERISA or a prohibited transaction (as defined in Section 4975(c)(1) of the Code) for which there exists neither a statutory nor regulatory exemption or for which an exemption has not been obtained.

         (e) Neither Purchaser nor any ERISA Affiliate maintains any Plans that are subject to the requirements of Section 412 of the Code.

         2.21 Environmental Laws and Regulations.

         (a) Neither Purchaser nor any of its subsidiaries has generated, transported or disposed of any hazardous material (defined below) during the past three years.

         (b) Neither Purchaser nor any of its subsidiaries has Hazardous Materials at any site or facility owned or operated presently or at any previous time by Purchaser or any of its subsidiaries.

         Purchaser and its subsidiaries are in compliance in all material respects with all applicable federal, state and local laws and regulations relating to product registration, pollution control and environmental contamination including, but not limited to, all laws and regulations governing the generation, use, collection, discharge, or disposal of Hazardous Materials and all laws and regulations with regard to record keeping, notification and reporting requirements respecting Hazardous Materials. Neither Purchaser nor any of its subsidiaries has been alleged to be in violation of, and has not been subject to any administrative or judicial proceeding pursuant to, such laws or regulations either now or any time during the past three years. There are no facts or circumstances which Purchaser reasonably expects could form the basis for the assertion of any Environmental Claim (as defined below) against
Purchaser or any of its subsidiaries relating to environmental matters including, but not limited to, any Environmental Claim arising from past or present environmental practices asserted under CERCLA (as defined below) and RCRA (as defined below), or any other federal, state or local environmental statute, which Purchaser believes might have an adverse effect on the business, results of operations, financial condition or prospects of Purchaser and its subsidiaries taken as a whole.

         For purposes of this Section 2.21, the following terms shall have the following meanings: (A) "Hazardous Materials" shall mean materials defined as "hazardous substances", "hazardous wastes" or "solid wastes" in (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.ss. 9601--5657, and any amendments thereto ("CERCLA"); (ii) the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss.6901-6987 and any amendments thereto ("RCRA"); and (iii) any similar federal, state or local environmental statute; and (B) "Environmental Claim" shall mean any and all claims, demands, causes of actions, suits, proceedings, administrative proceedings, losses, judgments, decrees, debts, damages, liabilities, court costs, attorneys' fees and any other expenses incurred, assessed or sustained by or against Purchaser.

         2.22 Interests in Clients, Suppliers, Etc. At closing and in accordance with the respective employment agreement, except as set forth on Schedule 2.22 attached hereto, as of the date of closing no officer or director of Purchaser or any of its subsidiaries possesses, directly or indirectly, any financial interest in, or is a director, officer or employee of, any corporation, firm, association or business organization which is a client, supplier, customer, lessor, lessee, or competitor or potential competitor of Purchaser. Ownership of securities of a company whose securities are registered under the Securities Exchange Act of 1934, as amended, not in excess of 1% of any class of such securities shall not be deemed to be a financial interest for purposes of this
Section 2.22.

                                    ARTICLE 3
                                 SALE OF SHARES

         3.1 Sale of Shares. Subject to the terms and conditions herein stated, the Shareholders agree to sell, assign, transfer and deliver to Purchaser on the Closing Date, and Purchaser agrees to purchase the Company Shares from the Shareholders on the Closing Date. The certificates representing the Company Shares shall be duly endorsed in blank, or accompanied by stock powers duly executed in blank, by the Shareholders transferring the same, with all necessary transfer tax and other revenue stamps, acquired at Shareholders' expense, affixed and canceled. The Shareholders agree to cure any deficiencies with respect to the endorsement of the certificates representing the Company Shares owned by the Shareholders or with respect to the stock power accompanying any such certificates.

         3.2 Price for the Company Shares. In full consideration for the acquisition of the Company Shares, the Purchaser will issue to the Shareholders an aggregate of 39,120,344 Purchaser Shares which shall represent 85% of the issued and outstanding shares of Purchaser's Common Stock immediately after the Closing.

         3.3 Closing. The sales referred to in Sections 3.1 shall take place at 10:00 A.M. at the offices of Sommer & Schneider LLP, 595 Stewart Avenue, Suite 710, Garden City, New York, 11530 at two business days after all the conditions set forth in Articles 4 and 5 have been fulfilled or waived, but not later than October 5th, 2000, or at such other time and date as the parties hereto shall agree in writing. Such time and date are herein referred to as the "Closing Date."

                                    ARTICLE 4
                      CONDITIONS TO PURCHASER'S OBLIGATIONS

         The purchase of the Company Shares by Purchaser on the Closing Date is conditioned upon satisfaction, on or prior to such date, of the following conditions:

         4.1 Reserved.

         4.2 Good Standing and Other Certificates. The Shareholders shall have delivered to the Purchaser:

         (a) copies of the Company's charter including all amendments thereto, in each case certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;

         (b) a certificate from the Secretary of State or other appropriate official of their respective jurisdictions of incorporation to the effect that the Company is in good standing or subsisting in such jurisdiction and listing all charter documents including all amendments thereto, of the Company's charter documents on file;

         (c) a copy of the By-Laws of the Company, certified by the respective Secretary of each entity as being true and correct and in effect on the Closing Date.

         (d)      a resolution of the Company's Board of Directors  certified by
                  their   respective   Secretary   approving  the   transactions
                  contemplated hereby.

         4.3 No Material Adverse Change. Prior to the Closing Date, there shall be no material adverse change in the assets or liabilities, the business or condition, financial or otherwise, the results of operations, or prospects of the Company, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or act of God or other public force or otherwise, and the Shareholders shall have delivered to the Purchaser a certificate signed by the Company's duly authorized representative, dated the Closing Date, to such effect.

         4.4 Reserved.

         4.5 Truth of Representations and Warranties. The representations and warranties of each Shareholder contained in this Agreement or in any Schedule attached hereto shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

         4.6 Performance of Agreements. All of the agreements of each Shareholder to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed, and the Shareholders shall have delivered to the Purchaser a certificate, signed by the Shareholders' duly authorized representative dated the Closing Date, to such effect.

         4.7 No Litigation Threatened. No action or proceedings shall have been instituted or threatened before a court or other government body or by any public authority to restrain or prohibit any of the transactions contemplated hereby, and the Shareholders shall have delivered to the Purchaser a certificate signed by the Shareholders' duly authorized representative, dated the Closing Date, to such effect.

         4.8 Reserved.

         4.9 Governmental Approvals. All governmental and other consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement shall have been received.

         4.10 Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be satisfactory in form and substance to the Purchaser and their counsel, and the Purchaser shall have received copies of all such documents and other evidences as they or their counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

         4.11 Closing. The transactions contemplated by this Agreement shall have been consummated by October 5th, 2000.

                                    ARTICLE 5
                        CONDITIONS TO THE OBLIGATIONS OF
                                THE SHAREHOLDERS

         The obligations of the Shareholders on the Closing Date are conditioned upon satisfaction, on or prior to such date, of the following conditions:

         5.1 Reserved.

         5.2 Good Standing Certificates. The Purchaser shall have delivered to the Shareholders:

         (a) copies of the Certificate of Incorporation of the Purchaser, including all amendments thereto, certified by the Secretary of State of the State of Delaware; and

         (b) certificates from the Secretary of State of the State of Delaware to the effect that Purchaser is in good standing in such State and listing all charter documents, including all amendments thereto, of Purchaser on file.

         5.3 Truth of Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and Purchaser shall have delivered to the Shareholder a certificate, dated the Closing Date, to such effect.

         5.4 Governmental Approvals. All governmental consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement shall have been received.

         5.5 Performance of Agreements. All of the agreements of the Purchaser to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed, and the Purchaser shall have delivered to the Shareholder a certificate, dated the Closing Date, to such effect.

         5.6 Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to the Shareholders and their counsel, and the Shareholders shall have received copies of all such documents and other evidences as they or their counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

         5.7 Lock-Up Agreements. Kit Kung, the Purchaser's Chairman and CEO shall have entered into a lock-up agreement with the Purchaser in the form annexed hereto as Exhibit 5A.

         5.8 Forgiveness of Kit Kung's and Hong Yun's Indebtedness and Cancellation of Employment Agreements. Purchaser shall have issued an aggregate of 889,927 shares of Purchaser's Common Stock to Kit Kung and Hong Yun, his spouse, in lieu of all outstanding indebtedness, including unpaid salaries due Kit Kung and Hong Yun. In connection therewith, Kit Kung and Hong Yun shall have entered into a termination agreement, terminating their respective employment agreements with the Purchaser in the form annexed hereto as Exhibit 5B.

         5.9 Reserved.

         5.10 Board Representation. At Closing, each current member of the Board of Directors, except Kit Kung, shall resign and vote in favor of Purchaser's designees to fill the vacancies caused by such resignations.

         5.11 Assumption Agreement. Kit Kung and Easi-Link shall have entered into a secured Assignment and Assumption Agreement with Purchaser whereby Kit Kung and Easi-Link agree to assume all of Purchaser's liabilities except liabilities due to Purchaser's current accounting firm and a maximum of $100,000 for unpaid salaries due to Purchaser's employees, other than Kit Kung and Hong Yun. The collateral underlying this Agreement shall be a pledge of 889,927 shares of Purchaser's Common Stock owned by Kit Kung.

         5.12 Closing. The transactions contemplated by this Agreement shall have been consummated by October 5th, 2000.


                                    ARTICLE 6
                 CONDUCT OF BUSINESS; EXCLUSIVE DEALING; REVIEW

         6.1. Conduct of Business of the Company. During the period from the date of this Agreement to the Closing Date, the Shareholders shall cause the Company and each of its subsidiaries to conduct their respective operations only according to their ordinary and usual course of business and to use their best efforts to preserve intact their respective business organizations, keep available the services of their officers and employees and maintain satisfactory relationships with licensors, suppliers, distributors, clients and others having business relationships with them. Notwithstanding the immediately preceding sentence, prior to the Closing Date, except as may be first approved by the Purchaser or as is otherwise permitted or required by this Agreement, the Shareholders will cause (a) the Company's and each of its subsidiaries' respective Certificate of Incorporation and By-Laws to be maintained in their form on the date of this Agreement, (b) the compensation payable or to become payable by the Company and each of its subsidiaries to any officer, employee or agent being paid $50,000 per year or more on the Balance Sheet Date to be maintained at their levels on the date of this Agreement, (c) the Company and each of its subsidiaries to refrain from making any bonus, pension, retirement or insurance payment or arrangement to or with any such persons except those that may have already been accrued, (d) the Company and each of its subsidiaries to refrain from entering into any contract or commitment except contracts in the ordinary course of business, (e) the Company and each of its subsidiaries to refrain from making any change affecting any bank, safe deposit or power of attorney arrangements of the Company or any such subsidiary and (f) the Company and each of its subsidiaries to refrain from taking any of the actions referred to in Section 1.20 hereof. The Shareholders agree not to take any action, or omit to take any action, which would cause the representations and warranties contained in Article I hereof to be untrue or incorrect. During the period from the date of this Agreement to the Closing Date, the Shareholders shall cause the Company to confer on a regular and frequent basis with one or more designated representatives of the Purchaser to report material operational matters and to report the general status of ongoing operations. The Shareholders shall cause the Company and each of its subsidiaries to notify Purchaser of any unexpected emergency or other change in the normal course of its business or in the operation of its properties and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), adjudicatory proceedings, budget meetings or submissions involving any material property of the Company and each of its subsidiaries, and to keep Purchaser fully informed of such events and permit its representatives prompt access to all materials prepared in connection therewith.

         6.2. Exclusive Dealing. During the period from the date of this Agreement to the Closing Date, the Shareholders shall not, and shall cause the Company to refrain from taking any action to, directly or indirectly, encourage, initiate or engage in discussions or negotiations with, or provide any information to, any Person, other than the Purchaser, concerning any purchase of the Stock or any merger, sale of substantial assets or similar transaction involving the Company.

         6.3. Review of the Company. The Purchaser may, prior to the Closing Date, through their representatives, review the properties, books and records of the Company and each of its subsidiaries and its financial and legal condition as they deem necessary or advisable to familiarize themselves with such properties and other matters; such review shall not, however, affect the representations and warranties made by the Shareholders hereunder or the remedies of the Purchaser for breaches of those representations and warranties. The Shareholders shall cause the Company and each of its subsidiaries to permit the Purchaser and their representatives to have, after the date of execution of this Agreement, full access to the premises and to all the books and records of the Company and its subsidiaries and to cause the officers of the Company and each of its subsidiaries to furnish the Purchaser with such financial and operating data and other information with respect to the business and properties of the Company and its subsidiaries as the Purchaser shall from time to time reasonably request. In the event of termination of this Agreement, the Purchaser shall keep confidential any material information obtained from the Shareholders or the Company or any subsidiary concerning the Company's and its subsidiaries' respective properties, operations and business (unless readily ascertainable from public or published information or trade sources) until the same ceases to be material (or becomes so ascertainable) and, at the request of the Shareholders, shall return to the Company and its subsidiaries all copies of any schedules, statements, documents or other written information obtained in connection therewith. The Shareholders shall deliver or cause to be delivered such additional instruments as the Purchaser may reasonably request for the purpose of consummating the transactions contemplated by this Agreement.

                                    ARTICLE 7
                 SURVIVAL OF REPRESENTATIONS; INDEMNITY; SET-OFF

         7.1   Survival   of   Covenants   and   Agreements.    The   respective
representations, warranties, covenants and agreements of the Shareholders and the Purchaser contained in this Agreement, or any Schedule attached hereto or any agreement or document delivered pursuant to this Agreement shall survive for a period of two years from the consummation of the transactions contemplated hereby; provided, however, that the representations, warranties and agreements made with regard to taxes and ERISA matters shall survive until the applicable statutes of limitations have expired; and provided further, however, that with respect to any covenant, term or provision to be performed hereunder or in any of the Schedules hereto or any documents or agreements delivered hereunder, the right of indemnification under this Article 8 shall survive until such covenant, term or provision has been fully paid, performed or discharged.

         7.2 Indemnification.

         (a) The Shareholders agree to indemnify and hold the Purchaser and their officers, directors, shareholders, employees, affiliates and agents harmless from damages, losses, liabilities, assessments, judgments, costs or expenses (including, without limitation, penalties, interest and reasonable counsel fees and expenses), (each a "Claim"), in excess of $25,000 in the aggregate, as a result of or arising out of the material breach of any representation or warranty made by the Shareholders, or the failure of any material representation or warranty made by the Shareholders in this Agreement or in any Schedule attached hereto or any document or agreement delivered hereunder to be true and correct in all material respects as of the date of this Agreement and as of the Closing Date or the non-performance by the Shareholders of any covenant, term or provision to be performed by it hereunder or in any of the documents or agreements delivered hereunder which may be imposed or sought to be imposed on Purchaser or the Shareholders.

         (b) The Purchaser agrees to indemnify and hold the Shareholders and each of their officers, directors, shareholders, employees, affiliates and agents harmless from damages, losses or expenses (including, without limitation, reasonable counsel fees and expenses) in excess of $25,000, in the aggregate, suffered or paid, directly or indirectly, as a result of or arising out of the failure of any representation or warranty made by the Purchaser in this Agreement to be true and correct in all respects as of the date of this Agreement and as of the Closing Date.

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

         7.3 Conditions of Indemnification.

         (a) A party entitled to indemnification hereunder (the "Indemnified Party") shall notify the party or parties liable for such indemnification (the "Indemnified Party") in writing of any Claim or potential liability for Taxes ("Tax Claim") which the Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement. Such notice shall be given within a reasonable (taking into account the nature of the Claim or Tax Claim) period of time after the Indemnified Party has actual knowledge thereof. The Indemnifying Party shall satisfy its obligations under this
                  Article 7 within forty days after receipt of subsequent written notice from the Indemnified Party if an amount is specified therein, or promptly following receipt of subsequent written notice or notices specifying the amount of such Claim or Tax Claim additions thereto; provided, however, that for so long as the Indemnifying Party is in good faith defending a Claim or Tax Claim pursuant to Section 7.3(b) hereof, its obligation to indemnify the Indemnified Party with respect thereto shall be suspended (other than with respect to any costs, expenses or other liabilities incurred by the Indemnified Party prior to the assumption of the defense by the Indemnifying Party). Failure to provide a notice of Claim or Tax Claim within the time period referred to above shall not constitute a defense to a Claim or Tax Claim or release the Indemnifying Party from any obligation hereunder to the extent that such failure does not prejudice the position of the Indemnifying Party.

         (b) If the facts giving rise to any such indemnification involve any actual, threatened or possible Claim or demand or Tax Claim by any person not a party to this Agreement against the Indemnified Party, the Indemnifying Party shall be entitled to contest or defend such Claim or demand Tax Claim at its expense and through counsel of its own choosing, which counsel shall be reasonably acceptable to the Indemnified Party, such right to contest or defend shall only apply if the
                  Indemnifying Party gave written notice of its intention to assume the contest and defense of such Claim or demand Tax Claim to the Indemnified Party as soon as practicable, but in no event more than thirty days after receipt of the notice of Claims or Tax Claim, and provided the Indemnified Party with appropriate assurances as to the creditworthiness of the Indemnifying Party, and that the Indemnifying Party will be in a position to pay all fees, expenses and judgments that might arise out of such Claim or demand Tax Claim. The Indemnified Party shall have the obligation to cooperate in the defense of any such Claim or demand Tax Claim and the right, at its own expense, to participate in the defense of any Claim or Tax Claim. So long as the Indemnifying Party is defending in good faith any such Claim or demand Tax Claim asserted by a third party against the Indemnified Party, the Indemnified Party shall not settle or compromise such Claim or demand Tax Claim. The Indemnifying Party shall have the right to settle or compromise any such Claim or demand Tax Claim without the consent of the Indemnified Party at any time utilizing its own funds to do so if in connection with such settlement or

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

                  compromise the Indemnified Party is fully released by the third party and is paid in full any indemnification amounts due hereunder. The Indemnified Party shall make available to the Indemnifying Party or its agents all records and other materials in the Indemnified Party's possession reasonably required by it for its use in contesting any third party Claim or demand Tax Claim and shall otherwise cooperate, at the expense of the Indemnifying Party, in the defense thereof in such manner as the Indemnifying Party may reasonably request. Whether or not the Indemnifying Party elects to defend such Claim or demand Tax Claim, the Indemnified Party shall have no obligation to do so.

         7.4 Payment of Indemnification Liabilities. All payments of claims to an indemnified party may be made by wire transfer of immediately available funds within 10 business days after the date of the notice of sums due and owing provided for in Section 7.2


                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Knowledge of the Shareholders. Knowledge means, with respect to any person, the actual or constructive knowledge of such person and, in the case of a corporation, the actual or constructive knowledge of its executive officers and directors.

         8.2 Expenses. The parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

         8.3 Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Delaware applicable to agreements executed and to be performed solely within such State without regard to conflicts of laws.

         8.4 Jurisdiction. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Oregon, or in the United States District Court for Portland, Oregon, and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The prevailing party or parties in any such litigation shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable counsel fees, incurred by the prevailing party or parties

         8.5 Captions. The Article and Section captions used herein for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         8.6 Publicity. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of Purchaser, Shareholders and the Company to the contents and the manner of presentation and publication thereof. The parties hereto agree that the execution of this Agreement requires the release of information to the financial press concerning this acquisition and accordingly agree to promptly issue a press release mutually acceptable to the Company and the Purchaser.

         8.7 Notices. Any notice or other communication required or permitted hereunder shall be deemed sufficiently given when delivered in person, one business day after delivery to a reputable overnight carrier, four business days if delivered by registered or certified mail, postage prepaid or when sent by telecopy with a copy following by hand or overnight carrier or mailed, certified or registered mail, postage prepaid, addressed as follows:

         If to the Purchaser:

                  Brighton Technologies Corporation
                  6 Pearl Court
                  Allendale, NJ  07401

         If to Shareholders:

                  Seedling Technology Ventures Incorporated
                  15455 NW Greenbrier Parkway, #210
                  Beaverton, Oregon 87007
                  Attn:  Douglas Spink

         with a required copy to:

                  Sommer & Schneider LLP
                  595 Stewart Avenue, Suite 710
                  Garden City, NY  11530

         The failure to give notice to one or more Shareholders shall not affect the validity of notices otherwise properly given.

         8.8 Parties in Interest. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         8.9 Counterparts. This Agreement may be executed in two or more counterparts and delivered by facsimile all of which taken together shall constitute one instrument.

         8.10 Entire Agreement. This Agreement, including the Schedules hereto and the other documents referred to herein which form a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         8.11 Amendments. This Agreement may not be changed orally, but only by an agreement in writing signed by Purchaser and the Shareholders holding a majority of the Company Shares.

         8.12 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

         8.13 Third Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereof.

         8.14 Cooperation After Closing.From and after the Closing Date, each of the parties hereto shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each of the Purchaser and Shareholders have executed this Agreement, all as of the day and year first above written.

                                    PURCHASER:

                                    BRIGHTON TECHNOLOGIES CORPORATION

                                    By: /s/ Kit Kung
                                        ---------------------------------------
                                           Kit Kung
                                    Title: Chairman and Chief Executive Officer

                                    SHAREHOLDERS:


                                    /s/ Douglas B. Spink
                                    --------------------
                                    Douglas B. Spink


                                    /s/ Paul R. Peterson
                                    --------------------
                                    Paul R. Peterson


                                    /s/ Neal J. Wozniak
                                    --------------------
                                    Neal J. Wozniak


                                    Shizuko Ota 2000 Irrevocable Trust

                                    By: /s/ Frank Lucketti
                                        ---------------------------------------
                                        Frank Lucketti and Chiemi Ota, Trustees

                                        /s/ Frank Lucketti
                                        ---------------------------------------
                                        Frank Lucketti and Chiemi Ota,
                                        Joint Tenants in Common


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